UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2023

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2023, Stephen P. Sarno, the Interim Chief Financial Officer of iCAD, Inc. (the “Company”), resigned from his position with the Company. As of January 19, 2023, Mr. Sarno shall serve the Company as a financial consultant to assist in the transition of the role. Mr. Sarno indicated to the Company that he did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Daniel J. Shea was appointed Interim Chief Financial Officer of the Company, effective January 18, 2023. With more than 30 years of experience building, leading and advising finance functions in both private and public companies, Mr. Shea previously served as CFO at companies including Pressure Biosciences, Inc., 4D Technologies, and Easterly Partners Group. He earned a BS in Accounting and Finance from Boston College and is a Certified Public Accountant.

On January 19, 2023, Mr. Shea and the Company entered into a Consulting Agreement (the “Consulting Agreement”) having a three-month term (the “Term”). Pursuant to the terms and subject to the conditions set forth in the Consulting Agreement, the Company shall furnish Mr. Shea a monthly cash fee of $41,168.00 with an additional option to purchase shares of Company common stock valued at $30,876.00. The Consulting Agreement contains customary representations and warranties by the parties, as well as customary indemnification provisions. The foregoing is merely a summary and is qualified in its entirety by reference to the Consulting Agreement which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 7.01.Regulation	FD Disclosure.

On January 23, 2023, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing the CFO transition. The information set forth in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1 is being furnished pursuant to Item 9.01, is not to be considered filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Consulting Agreement, dated January 18, 2023.

99.1	Press release dated January 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Stacey Stevens
Stacey Stevens Chief Executive Officer and President

Date: January 24, 2023